Exhibit 10.4
                              SETTLEMENT AGREEMENT
                              --------------------

         This Settlement Agreement (this "Agreement") is entered into this ____ day of December, 2003, by and between Univec, Inc., a Delaware corporation with principal offices at 10 East Baltimore Street, Suite 1404, Baltimore, Maryland 21202 ("Univec") and Syrinter, Ltd. a corporation with their representative offices located at Haldenstrasse 59, P.O. Box No. 21, CH 8904 Aesch, Zurich, Switzerland ("Syrinter").

                                    RECITALS:

         WHEREAS, Syrinter loaned to Univec an amount equal to $96,692.00 as evidenced by the Promissory Note dated July 16, 2003, by and between Syrinter and Univec (the "Note"); and

         WHEREAS, to secure the payment and performance of the Note, Univec granted to Syrinter a security interest in certain of its collateral as evidenced by the Security Agreement, dated July 16, 2003, between Syrinter and Univec (the "Security Agreement"). The Note and the Security Agreement are hereinafter collectively referred to as the "Loan Documents;" and

         WHEREAS, Univec failed to make payment on the Note in accordance with the terms and provisions provided in the Note; and

         WHEREAS, on July 16, 2003, Univec filed an affidavit of Confession of Judgment with the Supreme Court of the State of New York, County of Suffolk (the "New York Supreme Court") for which Univec confessed judgment in favor of Syrinter in the sum of $96,692.00, together with interest thereon at the rate of 10% per annum as of July 16, 2003, and authorized Syrinter to collect and retrieve all collateral secured by the Security Agreement in the event that Univec is unable to pay the full amount of the Note, plus interest; and

         WHEREAS, on October 21, 2003, a judgment was entered by the New York Supreme Court for Syrinter ordering Univec to pay to Syrinter the sum of $96,692.00 pursuant to the Note, together with interest thereon of $2,526.55, and costs and disbursements of $225.00, totaling $99,433.55 (the "New York Judgment"); and

         WHEREAS, on November 7, 2003, a judgment was entered by the Circuit Court for the City of Baltimore in the State of Maryland for Syrinter ordering Univec to pay to Syrinter the sum of $96,692.00 pursuant to the Note, together with interest thereon of $2,526.55, and costs and disbursements of $225.00, totaling $99,433.55 (the "Maryland Judgment," and together with the New York Judgment, the "Judgments")

         WHEREAS, Univec was unable to pay the Judgments; and

         WHEREAS, on October 23, 2003, Syrinter delivered to Univec its proposal pursuant to Section 9-505(2) of the Uniform Commercial Code to retain the Collateral (as defined in the Security Agreement) in full satisfaction of the Note and all interest accrued or at any time accruing thereon (the "Proposal"); and

         WHEREAS, Univec failed to respond to the Proposal; and

         WHEREAS, as a result of Univec's failure to respond to the Proposal, Syrinter has asserted that it has taken ownership of the Collateral in full satisfaction of the Note and all interest accrued or at any time accruing thereon; and

         WHEREAS, Univec has disputed that Syrinter is the owner of the Collateral; and

         WHEREAS, the parties have reached a settlement of their dispute as set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Transfer of Intellectual Property. Univec hereby abandons and relinquishes any and all of its interest in and to the Intellectual Property set forth on Schedule 1 hereto and made a part hereof (the "Intellectual Property"), and hereby transfers and assigns the Intellectual Property to Syrinter, free and clear of all liens, encumbrances, pledges, and claims of any kind, nature or description. Univec agrees that hereafter, Univec shall cease to have any right, title or interest in or to the Intellectual Property, and Syrinter shall own the Intellectual Property and shall have all right, title and interest in and to such Intellectual Property, provided, however, that Univec and Syrinter have entered into a License Agreement as of the date hereof, which shall govern the agreement between the parties with respect to subject matter thereof.

         2. Satisfaction of Judgment. Upon Syrinter's receipt of the Intellectual Property, Syrinter hereby acknowledges and agrees that the Note shall be deemed forgiven, released and forever discharged, and each of the New York Judgment and the Maryland Judgment deemed satisfied and complete. Syrinter further agrees to promptly take such action, and execute and convey such further documents, as may be necessary to cause the Judgments to be lifted.

         3. Termination of the Note and Security Agreement. Upon Syrinter's receipt of the Intellectual Property, Syrinter hereby acknowledges and agrees that the Note and the Security Agreement and Univec's and Syrinter's respective rights, remedies, obligations and liabilities thereunder, shall be deemed cancelled and terminated, and of no further force or effect.

         4. Equipment. Syrinter acknowledges and agrees that the equipment set forth in Schedule 2 hereto and made a part hereof ("Equipment"), which constituted part of the collateral described in the Security Agreement, is and shall remain the property of Univec, and that Syrinter has no present right, title or interest in or with respect to the Equipment and will not in the future acquire any such right, title or interest therein.

         5. Representations and Warranties of Univec.

         (A) Univec represents and warrants to Syrinter that the execution of this Agreement, the delivery by Univec to Syrinter of the Intellectual Property, and Univec's performance hereof and the transactions contemplated hereby, have been duly authorized by the requisite action on the part of Univec. This Agreement constitutes the valid and binding obligation of Univec and is enforceable against Univec in accordance with its terms, provisions, covenants and conditions.

         (B) Univec, on behalf of itself and its Subsidiaries, Affiliates and Related Persons, hereby knowingly, voluntarily, intentionally, unconditionally and irrevocably waives, releases, and forever discharges Syrinter and its Subsidiaries, Affiliates and Related Persons (collectively, the "Syrinter Parties"), from and against any and all rights, claims, counterclaims, actions or causes of action against Syrinter and/or Syrinter Parties, arising out of Syrinter's and/or Syrinter Parties' actions or inactions in connection with the Loan Documents and the Judgments prior to the execution and delivery of this Agreement, as well as any and all rights of set-off, defenses, claims, actions, causes of action and any other bar to the enforcement of this Agreement.

         6. Representations and Warranties of Syrinter.

         (A) Syrinter represents and warrants to Univec that the execution of this Agreement, Syrinter's performance hereof and the transactions contemplated hereby, have been duly authorized by the requisite action on the part of Syrinter. This Agreement constitutes the valid and binding obligation of Syrinter and is enforceable against Syrinter in accordance with its terms, provisions, covenants and conditions.

         (B) Syrinter, on behalf of itself and its Subsidiaries, Affiliates and Related Persons, hereby knowingly, voluntarily, intentionally, unconditionally and irrevocably waives, releases, and forever discharges Univec and its Subsidiaries, Affiliates, and Related Persons (collectively, the "Univec Parties"), from and against any and all rights, claims, counterclaims, actions or causes of action against Univec and/or Univec Parties, arising out of Univec's and/or Univec Parties' actions or inactions in connection with the Loan Documents and the Judgments prior to the execution and delivery of this Agreement, as well as any and all rights of set-off, defenses, claims, actions, causes of action and any other bar to the enforcement of this Agreement.

         7. Non-Disparagement; Public Announcements.

         (A) Each party hereto and their respective Subsidiaries, Affiliates and Related Persons, covenants and agrees that they shall not, directly or indirectly, disclose, publish, disseminate or communicate in any way to any third party any information that is critical, derogatory or is otherwise intended to disparage the other party or any of their respective Subsidiaries, Affiliates and Related Persons, whether such information has been acquired prior to or after the date of this Agreement and whether or not in the public domain or otherwise confidential.

         (B) One party's failure to comply with the provisions of Subsection 7(A) shall nullify the other affected party's obligations under Subsection 7(A).

         (C) Neither party to this Agreement and none of their respective Subsidiaries, Affiliates and Related Persons, shall make any public announcements regarding this Agreement, the subject matter hereof or any other matter related to the other party hereto, and the parties further agree that the content and/or wording of any press release or other public disclosure that refers to the Agreement shall be mutually agreed to by and between the parties in advance of its release, except as may otherwise be required of any party as a public company under applicable law. Syrinter acknowledges and agrees that Univec shall disclose this Agreement, the consummation of the transactions contemplated by this Agreement and the effect(s) and possible effects, if any, in the sole discretion of Univec in consultation with counsel, with the Securities and Exchange Commission, including, without limitation, a Current Report on Form 8-K, Quarterly Reports on Form 10-QSB and Annual Reports on Form 10-KSB, and shall include a copy of this Agreement as an exhibit to one or more of such filings.

         (D) Each party acknowledges that the result of any party's breach of this Section 7 will likely cause irreparable harm to the non-breaching party. Therefore, the parties agree that the non-breaching party shall be entitled, without the necessity of posting a bond, to a decree or order by any court of competent jurisdiction enjoining such threatened or actual violation of this
Section 7. Such decree or order, to the extent appropriate, shall specifically enforce the full performance of this Section 7 by the breaching party and the breaching party hereby consents to the jurisdiction of any such court of competent jurisdiction. This remedy shall be in addition to all other remedies available to the non-breaching party at law or equity.

         8. Confidentiality. Each party hereto represents and warrants that neither it, or any of their respective Subsidiaries, Affiliates and Related Persons will (i) promote, instigate, encourage or otherwise assist in any claim, proceeding or litigation against the other party, and (ii) discuss or disclose, or authorize or allow their agents to discuss or disclose, directly or indirectly, orally or in writing, spontaneously or in response to inquiry, to any person, organization or entity, the terms of this Agreement or their dealings with the other party in connection with the Loan Documents and the Judgments, and to any claims or causes of action generally relating to or arising from the business of either party or any of their respective Affiliates, Subsidiaries or Related Persons. Nothing contained in this Agreement shall prohibit or restrict either party from (i) responding to any inquiry about this settlement or its underlying circumstances by their attorneys, tax advisors, accountants or government tax authorities or pursuant to lawfully issued subpoena or other legal process issued by any body or court of competent jurisdiction or (ii) complying with the reporting requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         9. Further Assurances. From time to time after the date hereof, upon the reasonable request of any party hereto, the other party hereto shall execute and deliver or cause to be executed and delivered such further instruments, and take such further action, as the requesting party may reasonably request in order to effectuate fully the purposes, terms and conditions hereof.

         10. Governing Law. This Agreement and all matters related thereto shall be construed and enforced in accordance with the laws of the State of New York without reference to principles of conflicts of laws.

         11. Entire Agreement. This Agreement constitutes the full and final agreement among the parties hereto with respect to the subject matter hereof. This Agreement may not be modified or amended except by a written instrument signed by each of the parties hereto expressing such an amendment or modification. This Agreement replaces all prior agreements and proposed agreements between or among the parties with respect to the subject matter hereof. The parties warrant, promise and represent that in execution of this Agreement, they are not relying upon any oral representation, promise or statement or representation contained in any other written instruments, except any writings which are specifically incorporated herein by reference. This Agreement is being entered into simultaneously with a License Agreement between the parties hereto dated as of the date hereof, and this Agreement and such License Agreement shall be read interpreted and enforced in conjunction with one another.

         12. Enforceability; Admissibility. This Agreement is intended to be enforceable at law and/or admissible as evidence in any judicial or administrative proceeding, arbitration or non-criminal proceeding.

         13. Counterparts; Execution. This Agreement may be signed in counterparts. All such counterparts shall constitute one and the same instrument. Facsimile or photocopied signatures shall be as effective as originals signatures in binding the parties to the terms hereof. The parties agree that any signature transmitted by or to another party or their counsel shall be binding for all purposes, and that each and every other party may reasonably rely thereon. The parties agree that this Agreement shall not be deemed executed until signed by all the parties hereto.

         14. Headings; Gender. The parties hereto understand that the headings contained within this Agreement are included for purposes of convenience only and shall not in any manner limit or define any of the rights, responsibilities, duties or liabilities of any of the parties hereto set forth in any of the paragraphs hereof, and shall not affect the construction or interpretation of any other provision hereof. Words used herein, regardless of the gender specifically used, shall be deemed and construed to include any other gender, masculine, feminine or neuter, as the context requires.

         15. Construction. The parties acknowledge that this Agreement is the product of joint negotiation. Therefore, in the event any term, provision or obligation is found to be vague and ambiguous, such term, provision or obligation shall not be construed against any party hereto.

         16. Costs and Fees. Each side shall bear its own costs and attorney's fees in connection with the transactions contemplated by this Agreement.

         17. Authority. Each party hereto represents and warrants that the respective signatory for such party has authority to execute this Agreement in the capacity set forth and to agree to the terms hereof.

         18. Advice of Counsel. Each of the parties warrants that, in executing this Agreement, it has received advice from legal counsel, or has waived the opportunity to do so, and further warrants it has read this Agreement and understands its terms, and has executed it voluntarily and with full knowledge of its legal significance. In executing this Agreement, the parties, and each of them, rely upon no inducements, promises or representations made by any other party.

         19. Assignment of Claims. Each party represents and warrants that no portion of any claim, right, demand or cause of action which they may now or hereafter have against any party hereto has been assigned or transferred to any person other than the settling parties hereto, including but not limited to assignment or transfer by subrogation or by operation of law. In the event that any claim, demand or suit should be made or instituted against the any of the parties hereto because of any such assignment, transfer, or subrogation, the party on whose behalf such claim, demand, or suit is made shall indemnify, hold free and harmless and defend the other party against whom or which any such claim, demand or suit is made.

         20. Assignments; Parties in Interest. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing herein, express or implied, is intended to or shall confer upon any Person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason hereof, except as otherwise provided herein.

         21. Severability. It is expressly understood and agreed by the parties hereto that should any paragraph, provision or portion of this Agreement be held to be invalid, illegal or void, then and in such event, any paragraph, provision or portion so held to be invalid, illegal or void shall be deleted from this Agreement and same shall be read as though such invalid, illegal or void paragraph, provision or portion was never included herein, and the remainder of this Agreement shall nevertheless subsist and continue in force and effect. Notwithstanding the foregoing, should such deletion prevent the dismissal of the referenced actions, or the settlement of all claims and potential claims among the parties, this Agreement shall be terminated, null and void, and of no further force and effect.

         22. Certain Definitions.

                  (A) An "Affiliate" or "affiliate" of a person means another person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned person.

                  (B) "Control" or "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of stock, as trustee or executor, by contract or credit arrangement or otherwise.

                  (C) "Person" or "person" means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended).

                  (D) "Related Persons" means officers, directors, partners, managers, stockholders, members, employees, consultants, contractors, attorneys, agents and representatives.

                  (E) "Subsidiary" or "subsidiary" ("Subsidiaries" or "subsidiaries") means any corporation, partnership, joint venture or other legal entity of which such Univec (either alone or through or together with any other subsidiary) owns, directly or indirectly, more than 50% of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                             UNIVEC, INC.


                                             By: _____________________________
                                                 David Dalton, President


                                             SYRINTER, LTD.


                                             By: _____________________________

                              INTELLECTUAL PROPERTY

A.       Patent Rights Granted, Licensed or Pending

------------------------------------------------------- ------------------------------ -----------------------------

TITLE                                                   DATE GRANTED                   PATENT NUMBER
------------------------------------------------------- ------------------------------ -----------------------------
------------------------------------------------------- ------------------------------ -----------------------------

Restricted Use Hypodermic Syringe:                      August 29, 1989                5,021,047
Licensed By Univec from John Movern                     February 2, 1993               5,183,466
------------------------------------------------------- ------------------------------ -----------------------------
------------------------------------------------------- ------------------------------ -----------------------------

Non-reusable Dispensing Apparatus: Licensed by Univec   November 16, 1993              5,261,881
from Riner
------------------------------------------------------- ------------------------------ -----------------------------
------------------------------------------------------- ------------------------------ -----------------------------

Single Use Hypodermic Syringe                           December 6, 1994               5,370,620

(Including Single Use Syringe with Aspirating           (Filed February 14, 1994 and   08/195,302
Mechanism which is a continuation in part of two        April 25, 1994)                08/232,749
applications)                                                                          (U.S. Serial Nos.)
------------------------------------------------------- ------------------------------ -----------------------------
------------------------------------------------------- ------------------------------ -----------------------------

Single Use Syringe Assembly                             July 26, 1996                  5,531,691
------------------------------------------------------- ------------------------------ -----------------------------
------------------------------------------------------- ------------------------------ -----------------------------

Single Use Syringe Assembly                             October 8, 1996                5,562,623
Including Spring Clip Lock and Plunger
------------------------------------------------------- ------------------------------ -----------------------------
------------------------------------------------------- ------------------------------ -----------------------------

Non-Reusable Syringe:                                   September 18, 1991             2,241,893A(UK)
Licensed by Univec from Peter Penny (UK)
------------------------------------------------------- ------------------------------ -----------------------------
------------------------------------------------------- ------------------------------ -----------------------------

Single Use Hypodermic Syringe Having Unitary Needle     January 10, 1997               08/778,145
Cover-Plunger                                           (Disclosure filed)             (U.S. Serial No.)
------------------------------------------------------- ------------------------------ -----------------------------
------------------------------------------------------- ------------------------------ -----------------------------

Single Use Syringe Assembly                             August 29, 1995                AU689,862
Comprising Spring Clip Lock & Plunger
------------------------------------------------------- ------------------------------ -----------------------------
------------------------------------------------------- ------------------------------ -----------------------------

Single Use Syringe Assembly                             March 20, 1999                 RU2,127,611
Comprising Spring Clip Lock & Plunger
------------------------------------------------------- ------------------------------ -----------------------------














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